DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     The Lexington Troika Dialog Russia Fund finished the twelve months of 1998 with a negative total return of 82.99%* versus a negative total return of 85.2% for the unmanaged Russian Trading System ("RTS") Index. The average emerging market fund according to Lipper, Inc. lost 26.83% over the same period.

     The Russian equity market was the worst performing equity market in 1998, in painful contrast to having been the top performing equity market in 1997. Political uncertainty and instability have been ongoing concerns in Russia throughout this decade. Those concerns grew significantly in the first quarter of 1998 when Yeltsin fired the government led by Viktor Chemomyrdin; subsequently, Yeltsin fired the replacement government of Sergei Kiriyenko and tried to bring back the ousted Chemomyrdin government, throwing the entire political situation into crisis in the process. The new government, appointed in September, led by Yevgeny Primakov, the experienced former foreign minister, has managed to stabilize the political situation for the time being. However, it is of necessity a coalition government, and is therefore in no position to take any meaningful or decisive action, especially as this government remains at least nominally under the direction of an increasingly incoherent and frail Boris Yeltsin.

     Hand-in-hand with the political crisis was an economic crisis, which culminated in the August "meltdown scenario". Government spending continued to outstrip government revenues with the resulting deficit being financed by a growing mountain of short-term high cost government debt. Exacerbating the situation was a significant decline in the world price of oil (Russia's number one export and source of government revenues) and a growing crisis of confidence among investors in emerging markets.

     Watching Russia's government's debt accumulate even as its ability to service the debt continued to deteriorate caused investors to redeem their loans (in the form of GKOs) to the government. Pressure on the ruble steadily increased to the point where even an eleventh hour bailout package of $24 billion from the IMF could not turn the tide. On August 17, 1998, the Russian Government was forced to both devalue its currency and effectively default on $40 billion in short-term government debt. One week later, the Kiriyenko government fell from power.

     The economic and political fallout from the events of August 1998 has not yet subsided. Strong and decisive action on the economic front is increasingly necessary as confidence wanes; with parliamentary elections due in late 1999 and presidential elections at latest in mid-2000 just around the corner, such action in the near future is becoming less and less likely.

     In the meantime, Russia's economic situation has deteriorated quite significantly since August 17. GDP, which grew by 0.7% in 1997, was originally expected to grow by 3% in 1998, but actually contracted by about 5% in 1998, and is expected to contract by a further 5% in 1999.

     Inflation hit a record low of 11% in 1997; it was estimated at over 80% in late 1998; and forecast to average at similar levels in 1999. The ruble, which had stabilized at between 4 and 6 rubles to the dollar over the past few years, dropped to 22 rubles to the dollar by the end of the year.

     But all is not lost-the "bark may appear worse than the bite". Although the Communists have gained a considerable amount of influence under the new government, in addition to the shift in influence towards the Duma- pragmatism coupled with experience appears to be the rule. Importantly, the government and the Central Bank have backed off from the more extreme actions suggested by their rhetoric. For example, Central banker Geraschenko has done what many deemed impossible: he has controlled the emission of money. Far from proceeding to nationalize industries, the government in December sold a further stake in

Gazprom to Ruhrgas of Germany. A more realistic approach to solving the economic crisis seems to be emerging, albeit at a snail's pace. The GKO restructuring process should be finalized in the near future, despite the talks continuing in the form of a long running soap opera, and a new agency has been created to restructure the banking system, which had been severely wounded by the August events. In fact, this government seems to be moving toward some of the positions of the previous government. The approach to tax reform is one example, while real progress has been made towards passing the PSA legislation in the oil industry. Despite the disturbing deterioration in the macroeconomic figures cited above, the situation is still better in many respects than it was in the early 90's when inflation exceeded 1,600% and GDP declined by 10-20% per annum. Perhaps most importantly, Russia seems to be withstanding transitional turmoil without a large amount of social unrest. Most importantly for our Fund, the valuations in Russia are compelling, despite the overall increase in risk.

     Due to the unusual and severe conditions surrounding the economic and political crisis in Russia, the Fund maintained a high cash weighting through December 31, 1998. We sought to minimize our exposure to the ruble by keeping most of this cash in U.S. dollars. However, we have also maintained (and have recently added to) significant core positions in a number of blue chip stocks in order to benefit from any sudden upturn in the equity market. Overall in 1998, the Fund managed to outperform the index, despite having had a 15% exposure to GKO's, which promptly dropped in value after the August devaluation.

     The Russian equity market, which bottomed in October and demonstrated a small fourth quarter rally, has proved remarkably stable since then, albeit on very reduced volume, and despite being effectively ignored by New Year investors in early January 1999. We remain cautious over the near term, concerned by the potential impact of a correction in US markets, uncertainty in Brazil, continuing deflationary trends, and continuing political and economic uncertainty in Russia. At the same time the downside in Russia is limited, while a small re-allocation of funds to Russia by foreign investors would have a substantial positive effect on the market.

     While we expect little positive improvement in the near term, we remain optimistic about Russia's and the Fund's long-term prospects.


                                  Sincerely,


/s/ Gavin Rankin       /s/ Richard M. Hisey, CFA    /s/ Robert M. DeMichele
------------------     -------------------------    -----------------------
Gavin Rankin           Richard M. Hisey, CFA        Robert M. DeMichele
Portfolio Manager      Portfolio Manager            President
February, 1999         February, 1999               February, 1999

            Comparison of change in value of a $10,000 investment in
                 Lexington Troika Dialog Russia Fund, Inc. and
                   the unmanaged Moscow Times (MT) Index and
                the unmanaged Russian Trading System (RTS) Index


[The following table represents a bar chart in the printed report.]



                       AVERAGE ANNUAL STANDARD TOTAL RETURNS
                           FOR THE PERIOD ENDED 12/31/98

                                    Lexington     Russia Trading
          Year         MT Index    Troika Dialog   System Index
          ----------------------------------------------------
          07/03/96     $10,000        $10,000       $10,000
          09/30/96     $ 8,243        $ 8,363       $ 7,284
          12/31/96     $ 9,541        $10,238       $ 8,802
          03/31/97     $13,929        $16,492       $13,227
          06/30/97     $16,968        $23,567       $18,378
          09/30/97     $20,559        $28,796       $21,881
          12/31/97     $15,981        $23,370       $17,422
          09/30/98     $ 2,383        $ 2,241       $ 1,923
          12/31/98     $ 4,090        $ 2,718       $ 2,587

                                           AVERAGE ANNUAL STANDARD TOTAL RETURNS
                                               FOR THE PERIOD ENDED 12/31/98
                   -------------------------------------------------------------
                   FUND/INDEX                     1 YR.       SINCE INCEPTION
                                                                   7/3/96
                   -------------------------------------------------------------
                   LEXINGTON TROIKA
                   DIALOG RUSSIA FUND            (82.99)%         (40.63)%
                   -------------------------------------------------------------
                   MOSCOW TIMES
                   (MT) INDEX                    (79.62)%         (30.08)%
                   -------------------------------------------------------------
                   RUSSIAN TRADING
                   SYSTEM (RTS) INDEX            (85.15)%         (41.79)%
                   -------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Moscow Times (MT) Index and the Russian Trading System (RTS) Index. Results for the Fund, the Moscow Times (MT) Index and the Russian Trading System (RTS) Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.




* -82.99% and -40.63% are the one year and since commencement (7/3/96) average annual standard total returns, respectively, for the period ended December 31, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998


   NUMBER
     OF                                                VALUE
   SHARES                    SECURITY                (NOTE 1)
------------  ------------------------------------- ----------
              COMMON & PREFERRED STOCKS: 61.9%
              AEROSPACE & DEFENSE: 0.2%
 32,500,000   Aviastar1,2 .........................  $ 42,250
                                                     --------
              AIRLINES: 0.9%
      7,700   Aeroflot2 ...........................   161,700
                                                     --------
              AUTO PARTS: 0.0%
      2,500   Bor Glass1,2 ........................     5,000
                                                     --------
              AUTO TRUCKS & PARTS: 1.8%
     21,700   Gorkovsky Auto Plant2 ...............   336,350
                                                     --------
              BREWERS: 2.9%
        200   Baltika Brewery1,2 ..................    36,000
    209,700   Sun Brewing (GDR)1,2 ................   513,765
                                                     --------
                                                      549,765
                                                     --------
              BUILDING MATERIALS: 0.1%
     38,000   Alfa Cement1,2 ......................    20,710
                                                     --------
              FOODS: 0.0%
     23,800   Samson1,2 ...........................     4,522
                                                     --------
              MACHINERY: 0.3%
    850,000   Krasny Kotelschik1,2 ................     9,775
     50,000   Zvezda1,2 ...........................    41,300
                                                     --------
                                                       51,075
                                                     --------
              MEDICAL EQUIPMENT: 0.1%
     21,900   Medpolimer1,2 .......................    15,746
                                                     --------
              MERCHANDISING: 0.6%
      7,000   Gostiny Dvor1,2 .....................    17,570
    235,000   Trade House GUM .....................    98,700
                                                     --------
                                                      116,270
                                                     --------
              METALS: 0.1%
      4,700   Salikamsk Magnesium1,2 ..............    23,500
                                                     --------
              NATURAL GAS: 1.6%
              COMMON STOCK
     35,000   Gazprom (ADR) .......................   294,000
                                                     --------
              PREFERRED STOCK
      1,800   Transneft1,2 ........................     6,354
                                                     --------
               TOTAL NATURAL GAS ..................   300,354
                                                     --------
              OIL & GAS HOLDING COMPANIES: 24.7%
              COMMON STOCK
    125,000   AO Tatneft (ADR) ....................   234,375
    170,000   Lukoil Holdings of Russia2 ..........   688,500

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)


   NUMBER
     OF                                                                VALUE
   SHARES                           SECURITY                         (NOTE 1)
------------  ---------------------------------------------------- ------------
              OIL & GAS HOLDING COMPANIES (continued):
    50,000    Lukoil Holdings of Russia (ADR) ....................  $  787,500
 7,000,000    Sibneft1,2 .........................................     119,000
 4,235,000    Slavneft1 ..........................................      22,446
   690,000    Surgutneftegaz (ADR) ...............................   2,328,750
                                                                    ----------
                                                                     4,180,571
                                                                    ----------
              PREFERRED STOCK
    75,000    Lukoil Holdings of Russia (ADR) ....................     253,125
   185,000    Lukoil Holdings of Russia2 .........................     305,250
                                                                    ----------
                                                                       558,375
                                                                    ----------
               TOTAL OIL & GAS HOLDING COMPANIES .................   4,738,946
                                                                    ----------
              OIL & GAS PRODUCING COMPANIES: 0.1%
              COMMON STOCK
   165,000    Orenburgneft1,2 ....................................      24,750
                                                                    ----------
              PREFERRED STOCK
     4,000    Samaraneftegaz1,2 ..................................          40
     4,000    Udmurtneftegaz1,2 ..................................       3,000
                                                                    ----------
                                                                         3,040
                                                                    ----------
               TOTAL OIL & GAS PRODUCING COMPANIES ...............      27,790
                                                                    ----------
              OIL DRILLING & SERVICES: 0.3%
   530,000    Komitek Oil Company1,2 .............................      53,000
                                                                    ----------
              STEEL & IRON: 0.1%
 1,002,000    Chelyabinsky Trubny Zavod1,2 .......................       7,916
    17,354    Seversky Tube Works1,2 .............................         764
    46,000    Sinarsky Trubny1,2 .................................       6,992
 4,450,000    Taganrogaky Metallurgical1,2 .......................       4,450
                                                                    ----------
                                                                        20,122
                                                                    ----------
              TELECOMMUNICATIONS: 16.0%
              COMMON STOCK
   996,900    Bashinformsvyaz1,2 .................................     246,234
    14,110    Chelyabinskvyazinform1,2 ...........................      94,537
   250,000    Irkutskelectrosvyaz1,2 .............................      33,250
    41,000    Krasnoyarskelectrosvyaz1,2 .........................      23,411
     9,500    Lensvyaz1,2 ........................................      29,545
    34,400    Moscow Intercity International Telephone1 ..........      14,551
   243,890    Murmanskelectrosvyaz1 ..............................      10,243
   501,000    Nizhnovsvyazinform1,2 ..............................     150,300
    20,383    Novosbirskaya Telephone1 ...........................      90,704
    30,000    Novosibirskelectrosvyaz1 ...........................       6,000
   723,000    Rostelecom .........................................     527,790
    35,000    Rostelecom (ADR) ...................................     142,188
    26,000    Samarasvyazinform1,2 ...............................     247,520

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)


     NUMBER OF
     SHARES OR                                                                                 VALUE
 PRINCIPAL AMOUNT                                  SECURITY                                   (NOTE 1)
------------------ ----------------------------------------------------------------------- -------------
                   TELECOMMUNICATIONS (continued)
         50,000    Smolensksvyazinfrom1 ..................................................  $       500
        500,000    St. Petersburg Telecommunication1 .....................................      100,000
        160,000    Tyumentelecom1 ........................................................       57,600
     10,000,000    Uralsvyazinform1 ......................................................       50,000
         70,400    Vimpel-Communications (ADR) ...........................................      902,000
         80,020    Volgogradelectrosvyaz1,2 ..............................................        8,002
                                                                                            -----------
                                                                                              2,734,375
                                                                                            -----------
                   PREFERRED STOCK
          1,450    Moscow Telephone Systems1 .............................................       38,686
        175,000    Murmanskelectrosvyaz1 .................................................        4,375
        360,000    Nizhnovsvyazinform1,2 .................................................       21,600
        731,000    Rostelecom ............................................................      204,680
          8,300    Samarasvyazinform1,2 ..................................................       25,813
        100,000    Smolensksvyazinform1 ..................................................          500
        110,000    St. Petersburg Telecommunication1 .....................................       12,980
        279,099    Tyumentelecom1 ........................................................       24,840
                                                                                            -----------
                                                                                                333,474
                                                                                            -----------
                    TOTAL TELECOMMUNICATIONS .............................................    3,067,849
                                                                                            -----------
                   UTILITIES: 12.1%
                   COMMON STOCK
      1,700,000    Chelyabenergo1,2 ......................................................       15,810
      5,500,000    Komienergo1,2 .........................................................        1,540
     56,000,000    Mosenergo2 ............................................................    1,092,000
        115,000    Mosenergo (ADR)2 ......................................................      215,625
      1,335,000    Sverdlovskenergo1,2 ...................................................       11,481
     17,000,000    Unified Energy Systems2 ...............................................      521,900
        145,000    Unified Energy Systems (GDR)2 .........................................      453,125
                                                                                            -----------
                                                                                              2,311,481
                                                                                            -----------
                   PREFERRED STOCK
        450,000    Chelyabenergo1,2 ......................................................        1,260
         24,600    Permenergo 1,2 ........................................................        1,697
                                                                                            -----------
                                                                                                  2,957
                                                                                            -----------
                    TOTAL UTILITIES ......................................................    2,314,438
                                                                                            -----------
                   TOTAL COMMON & PREFERRED STOCKS (cost $ 80,299,810)                       11,849,387
                                                                                            -----------
                   GOVERNMENT OBLIGATIONS: 3.0%
     10,000,000*   GKO (Russian Government Treasury Bill), 0.00%, due 11/18/981 ..........       88,230
      2,000,000*   GKO (Russian Government Treasury Bill), 0.00%, due 01/20/991 ..........       14,700
      4,480,000*   GKO (Russian Government Treasury Bill), 0.00%, due 01/27/991 ..........       30,866
      7,568,000*   GKO (Russian Government Treasury Bill), 0.00%, due 02/24/991 ..........       53,332
      4,041,000*   GKO (Russian Government Treasury Bill), 0.00%, due 03/10/991 ..........       26,911
     40,951,000*   GKO (Russian Government Treasury Bill), 0.00%, due 03/24/991 ..........      249,908
      3,300,000*   GKO (Russian Government Treasury Bill), 0.00%, due 04/07/991 ..........       20,618
     15,000,000*   GKO (Russian Government Treasury Bill), 0.00%, due 04/21/991 ..........       84,819
                                                                                            -----------
                   TOTAL GOVERNMENT OBLIGATIONS (cost $ 11,151,576)                             569,384
                                                                                            -----------

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)


  PRINCIPAL                                                                       VALUE
    AMOUNT                               SECURITY                                (NOTE 1)
-------------   ----------------------------------------------------------   ---------------
                SHORT-TERM INVESTMENTS: 35.5%
                U.S. GOVERNMENT AGENCY OBLIGATION: 34.5%
                Federal Home Loan Mortgage Corporation,
 $6,600,000     4.5%, due 01/04/99 .......................................     $ 6,597,663
                U.S. GOVERNMENT OBLIGATION: 1.0%
                United States Treasury Bill,
    200,000     3.85%, due 01/21/99 ......................................         199,582
                                                                               -----------
                TOTAL SHORT-TERM INVESTMENTS
                  (cost $6,797,191).......................................       6,797,245
                                                                               -----------
                TOTAL INVESTMENTS: 100.4%
                  (cost $98,248,577+)(Note 1).............................      19,216,016
                  Liabilities in excess of other assets: (0.4%) ..........         (68,756)
                                                                               -----------
                TOTAL NET ASSETS: 100.0%
                  (equivalent to $2.64 per share on
                  7,262,538 shares outstanding) ..........................     $19,147,260
                                                                               ===========

* Principal amount represents local currency.
1 Illiquid security (Note 9).
2 Non-income producing security.
ADR-American Depository Receipt.
GDR-Global Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $101,667,634.






   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS
Investments, at value (cost $98,248,577) (Note 1) ................................    $  19,216,016
Cash .............................................................................          220,318
Foreign currency (cost $19,134)...................................................            5,358
Receivable for shares sold .......................................................          110,434
Dividends and interest receivable ................................................           47,236
Other receivable .................................................................           12,162
Deferred organization costs, net (Note 1) ........................................           51,509
                                                                                      -------------
        Total Assets .............................................................       19,663,033
                                                                                      -------------

LIABILITIES
Due to Lexington Management Corporation (Note 2) .................................           12,318
Payable for investment securities purchased ......................................          148,900
Payable for shares redeemed ......................................................          239,529
Distributions payable ............................................................           22,957
Accrued expenses .................................................................           92,069
                                                                                      -------------
        Total Liabilities ........................................................          515,773
                                                                                      -------------

NET ASSETS (equivalent to $2.64 per share on
 7,262,538 shares outstanding) (Note 5) ..........................................    $  19,147,260
                                                                                      =============
NET ASSETS consist of:
Capital stock - authorized 1,000,000,000 shares,
$.001 par value per share ........................................................    $       7,263
Additional paid-in capital (Note 1) ..............................................      147,499,708
Accumulated net investment loss (Note 1) .........................................          (67,185)
Accumulated net realized loss on investments and foreign currency transactions
(Notes 1 and 8) ..................................................................      (49,246,184)
Unrealized depreciation of investments and foreign currency translation of other
assets and liabilities ...........................................................      (79,046,342)
                                                                                      -------------
        TOTAL NET ASSETS .........................................................    $  19,147,260
                                                                                      =============


   The Notes to Financial Statements are an integral part of this statement.
                                       8

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1998


INVESTMENT INCOME
   Dividends .............................................................    $     366,517
   Interest ..............................................................        2,195,403
                                                                              -------------
                                                                                  2,561,920
   Less: foreign tax expense .............................................           54,598
                                                                              -------------
     Total investment income .............................................                        $    2,507,322
EXPENSES
   Investment advisory fee (Note 2) ......................................          796,381
   Custodian expenses ....................................................          450,948
   Transfer agent and shareholder servicing expenses (Note 2) ............          173,239
   Distribution expenses (Note 3) ........................................          159,146
   Printing and mailing expenses .........................................          110,128
   Professional fees .....................................................           81,823
   Registration fees .....................................................           78,405
   Accounting expenses (Note 2) ..........................................           77,132
   Directors' fees and expenses ..........................................           47,526
   Amortization of deferred organization costs (Note 1) ..................           21,561
   Computer processing fees ..............................................           13,156
   Other expenses ........................................................           54,270
                                                                              -------------
     Total expenses ......................................................        2,063,715
     Less: Redemption fee proceeds (Note 4) ..............................          624,187            1,439,528
                                                                              -------------       --------------
     Net investment income ...............................................                             1,067,794
                                                                                                  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 6)
   Net realized gain (loss) on:
    Investments ..........................................................      (48,990,439)
    Futures contracts ....................................................          175,054
    Foreign currency transactions ........................................          (26,393)
                                                                              -------------
     Net realized loss ...................................................                           (48,841,778)
   Net change in unrealized depreciation of:
    Investments ..........................................................      (55,933,363)
    Foreign currency translation of other assets and liabilities .........          (13,781)
                                                                              -------------
      Net change in unrealized depreciation ..............................                           (55,947,144)
                                                                                                  --------------
       Net realized and unrealized loss ..................................                          (104,788,922)
                                                                                                  --------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................                        $ (103,721,128)
                                                                                                  ==============

   The Notes to Financial Statements are an integral part of this statement.
                                       9

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                                                    1998               1997
                                                                              ----------------   ----------------
Net investment income (loss) ..............................................   $  1,067,794        $    (110,162)
Net realized gain (loss) from investments and foreign currency
  transactions ............................................................    (48,841,778)          11,101,736
Net change in unrealized depreciation of investments and foreign
  currency translation ....................................................    (55,947,144)         (24,013,755)
                                                                              ------------        -------------
  Net decrease in net assets resulting from operations ....................   (103,721,128)         (13,022,181)
Distributions to shareholders from net investment income ..................       (472,886)                   -
Distributions to shareholders from net realized gains
  from security transactions ..............................................     (1,834,702)          (9,633,271)
Increase (decrease) in net assets from capital share transactions (Note 5)     (12,697,306)         146,682,278
                                                                              ------------        -------------
  Net increase (decrease) in net assets ...................................   (118,726,022)         124,026,826
NET ASSETS:
  Beginning of period .....................................................    137,873,282           13,846,456
                                                                              ------------        -------------
  End of period (including accumulated net investment loss of $67,185
   and $27,179 in 1998 and 1997, respectively) (Note 1)....................   $ 19,147,260        $ 137,873,282
                                                                              ============        =============

  The Notes to Financial Statements are an integral part of these statements.
                                       10

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington Troika Dialog Russia Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in the equity securities of Russian companies. The Fund commenced operations on June 3, 1996. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. However, when Fund management deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income is recorded on the ex-dividend date. Occasionally, dividend information on foreign securities is received after the ex-dividend date and the income is recorded as soon as the information is available to the Fund. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued on a straight line basis as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in a foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There were no forward foreign currency contracts outstanding at December 31, 1998.

     FINANCIAL FUTURES The Fund may invest in financial futures contracts in order to gain exposure to, or protect against market fluctuation. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or loses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

     FINANCIAL FUTURES (CONTINUED) These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1998, there were no financial futures contracts outstanding.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. At December 31, 1998, reclassifications were made the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION COSTS Organization costs aggregating $107,018 have been deferred and are being amortized on a straight-line basis over five years. At December 31, 1998, the amount remaining to be amortized was $51,509.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.25% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Troika Dialog Asset Management, ZAO ("TDAM") under which TDAM provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and TDAM, LMC pays TDAM a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee, 12B-1 fees and operating expenses) to an annual rate of 3.35% of the Fund's average net assets. No reimbursement was required for the year ended December 31, 1998.
The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $173,493 which are incurred by the Fund, but paid by LMC.

3. DISTRIBUTION PLAN

The Fund has a distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1998 were $159,146 and are set forth in the statement of operations.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

4. REDEMPTION FEE

A fee is charged on the redemption of shares equal to 2% of the redemption price of shares of the Fund held less than 365 days that are being redeemed. Redemption fee proceeds will be applied to the Fund's aggregate expenses allocable to providing custody and redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund's capital. Total redemption fee proceeds for the year ended December 31, 1998 were $991,650. The amount available for offset against Fund expenses was $624,187 and is set forth in the statement of operations. Excess fee proceeds of $367,463 were added to the Fund's capital.

5. CAPITAL STOCK
Transactions in capital stock were as follows:



                                                                                   Year ended
                                                              December 31, 1998                 December 31, 1997
                                                       -------------------------------- ---------------------------------
                                                            Shares          Amount           Shares           Amount
                                                       --------------- ---------------- --------------- -----------------
  Shares sold ........................................     6,682,804    $  46,991,263      11,666,846    $  250,987,395
  Shares issued on reinvestment of dividends .........       893,025        2,202,785         537,246         9,215,535
  Redemption fee proceeds ............................             -          367,463               -         1,088,338
                                                           ---------    -------------      ----------    --------------
                                                           7,575,829       49,561,511      12,204,092       261,291,268
  Shares redeemed ....................................    (8,192,746)     (62,258,817)     (5,556,760)     (114,608,990)
                                                          ----------    -------------      ----------    --------------
  Net increase (decrease) ............................      (616,917)   $ (12,697,306)      6,647,332    $  146,682,278
                                                          ----------    -------------      ----------    --------------



6. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $40,957,689 and $33,277,990, respectively.
At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $54 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $82,465,453.

7. INVESTMENT AND CONCENTRATION RISKS

The Fund's investments are concentrated in Russian securities and are therefore exposed to the risks associated with that country. These risks which may not be present in domestic investments or in other developed countries, include:

     MARKET, CONCENTRATION, AND LIQUIDITY RISKS The Russian securities markets are substantially smaller, less liquid, and significantly more volatile than the securities markets in the United States. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Due to these factors, obtaining prices on portfolio securities from independent sources may be more difficult than in other markets. In addition, despite the Fund's policies and procedures addressing liquidity, it may be difficult for the Fund to obtain or dispose of some investment securities because of poor liquidity.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

7. INVESTMENT AND CONCENTRATION RISKS (continued)

     SETTLEMENT AND CUSTODY RISKS Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration are subject to significant risks not normally associated with investments in the United States and more developed markets. Ownership of shares is defined according to entries in the company's share register (maintained by third party registrars) and normally evidenced by extracts from the register. These registrars are not necessarily subject to effective state supervision, and it is possible for the fund to lose its registration through fraud, negligence, or even mere oversight. In addition, the extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent acts may deprive the fund of its ownership rights. Uncertainty in settlement results from the time necessary for buyers and sellers to physically deliver documents to the registrars which may be located in remote areas. In the case of purchases, payment is not made until the custodian has physically received the extract.
For sales, the client may be forced to remit securities before payment is received.

     FOREIGN CURRENCY AND EXCHANGE RISK The Fund's assets are invested in securities denominated in rubles, which are not yet freely convertible into other currencies outside Russia. The value of the assets of the Fund and its income, as measured in U.S. dollars, may suffer significant declines due to disruptions in the ruble market, or be otherwise adversely affected by exchange control regulations.

     POLITICAL AND ECONOMIC RISK Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risk of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

     YEAR 2000 COMPLIANCE RISK The Fund seeks to ensure that the operating and processing systems of the companies in which it invests will continue to function when the Year 2000 arrives. However, the risk exists that one or more of these companies may not be adequately prepared for the Year 2000 which could have a material impact on the company itself and on the Fund's investment in that company.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

8. FEDERAL INCOME TAXES-CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards1 available for Federal income tax purposes as of December 31, 1998 are approximately $48,815,385, expiring in 2006. To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.


1Temporary book-tax differences of $4,780,969 are the result of deferred post-October losses and wash sales.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

9. ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

                                                                          Initial        Average                   Percent
                                                                        Acquisition     Cost Per      Market       of Net
Security                                                   Shares           Date          Share        Value       Assets
----------------------------------------------------   -------------   -------------   ----------   ----------   ----------
Alfa Cement ........................................        38,000         3/25/97     $  18.20      $ 20,710    0.11%
Aviastar ...........................................    32,500,000         6/25/97        0.04         42,250    0.22
Baltika Brewery ....................................           200         2/25/98      599.00         36,000    0.19
Bashinformsvyaz ....................................       996,900          6/9/97        1.95        246,234    1.29
Bor Glass ..........................................         2,500          5/8/98       21.50          5,000    0.03
Chelyabenergo ......................................     1,700,000         1/31/97        0.71         15,810    0.08
Chelyabenergo (Preferred Stock) ....................       450,000         2/26/97        0.30          1,260    0.01
Chelyabinskvyazinform ..............................        14,110         12/9/96       45.11         94,537    0.50
Chelyabinsky Trubny Zavod ..........................     1,002,000          8/5/97        0.36          7,916    0.04
Gostinny Dvor ......................................         7,000         10/6/97       42.50         17,570    0.09
Irkutskelectrosvyaz ................................       250,000         2/17/97        1.09         33,250    0.18
Komienergo .........................................     5,500,000          8/5/97        0.05          1,540    0.01
Komitek ............................................       530,000          7/9/97        5.55         53,000    0.28
Krasnoyarskelectrosvyaz ............................        41,000          7/2/97       17.05         23,411    0.12
Krasny Kotelschik ..................................       850,000         9/23/97        0.38          9,775    0.05
Lensvyaz ...........................................         9,500         2/14/97       48.95         29,545    0.15
Medpolimer .........................................        21,900          8/6/97       10.50         15,746    0.08
Moscow Intercity International Telephone ...........        34,400         5/27/97       18.36         14,551    0.08
Moscow Telephone Systems (Preferred Stock) .........         1,450         8/16/97      816.21         38,686    0.20
Murmanskelectrosvyaz ...............................       243,890         2/14/97        3.29         10,243    0.05
Murmanskelectrosvyaz (Preferred Stock) .............       175,000          4/9/97        1.41          4,375    0.02
Nizhnovsvyazinform .................................       501,000          8/1/96        4.15        150,300    0.79
Nizhnovsvyazinform (Preferred Stock) ...............       360,000        11/20/96        2.35         21,600    0.11
Novosbirskaya Telephone ............................        20,383         7/17/97       93.86         90,704    0.47
Novosbirskelectrosvyaz .............................        30,000         4/29/97        5.23          6,000    0.03
Orenburgneft .......................................       165,000          7/4/96        8.58         24,750    0.14
Permenergo (Preferred Stock) .......................        24,600         8/15/97        5.75          1,697    0.01
Salikamsk Magnesium ................................         4,700         9/30/97       87.19         23,500    0.12
Samaraneftegaz (Preferred Stock) ...................         4,000         7/31/97        7.00             40    0.00
Samarasvyazinform ..................................        26,000        11/20/96       84.35        247,520    1.29
Samarasvyazinform (Preferred Stock) ................         8,300          1/9/97       49.11         25,813    0.13
Samson .............................................        23,800          7/9/97       50.82          4,522    0.02
Seversky Tube Works ................................        17,354         3/21/97        2.17            764    0.00
Sibneft ............................................     7,000,000         4/18/97        0.60        119,000    0.62
Sinarsky Trubny ....................................        46,000          4/9/97       10.63          6,992    0.04
Slavneft ...........................................     4,235,000          5/6/97        0.77         22,446    0.12
Smolensksvyazinform ................................        50,000         6/20/97        6.40            500    0.00
Smolensksvyazinform (Preferred Stock) ..............       100,000          8/6/97        5.00            500    0.00
St. Petersburg Telecommunication ...................       500,000         6/18/96        1.93        100,000    0.52
St. Petersburg Telecommunication (Preferred Stock)         110,000         12/5/96        1.05         12,980    0.07
Sun Brewing (GDR) ..................................       209,700         7/30/97       13.06        513,765    2.68
Sverdloskenergo ....................................     1,335,000         6/18/96        0.82         11,481    0.06
Taganrogaky Metallurgical Plant ....................     4,450,000         4/24/97        0.22          4,450    0.02
Transneft (Preferred Stock) ........................         1,800         7/27/97     1053.06          6,354    0.03
Tyumentelecom ......................................       160,000          3/5/97        4.72         57,600    0.30
Tyumentelecom (Preferred Stock) ....................       279,099          2/6/97        1.71         24,840    0.13

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

9. ILLIQUID SECURITIES (continued)


                                                  Shares
                                                or Foreign         Initial        Average                      Percent
                                                 Principal       Acquisition     Cost Per        Market        of Net
Security                                          Amount*            Date          Share         Value         Assets
------------------------------------------   ----------------   -------------   ----------   -------------   ----------
Udmurtneftegaz (Preferred Stock) .........            4,000     1/20/97        $ 57.00        $    3,000      0.02%
Uralsvyazinform ..........................       10,000,000     1/24/97           0.06            50,000      0.26
Volgogradelectrosviaz ....................           80,020     2/28/97           3.91             8,002      0.04
Zvezda ...................................           50,000     8/21/97          29.90            41,300      0.22
GKO (Russian Government Treasury Bill),
 0.00%, due 11/18/98 .....................       10,000,000*    7/24/98          14.88            88,230      0.46
GKO (Russian Government Treasury Bill),
 0.00%, due 01/20/99 .....................        2,000,000*    7/16/98          13.91            14,700      0.08
GKO (Russian Government Treasury Bill),
 0.00%, due 01/27/99 .....................        4,480,000*    7/24/98          13.47            30,866      0.16
GKO (Russian Government Treasury Bill),
 0.00%, due 02/24/99 .....................        7,568,000*    7/17/98          12.97            53,332      0.28
GKO (Russian Government Treasury Bill),
 0.00%, due 03/10/99 .....................        4,041,000*    7/24/98          12.45            26,911      0.14
GKO (Russian Government Treasury Bill),
 0.00%, due 03/24/99 .....................       40,951,000*    7/16/98          12.44           249,908      1.31
GKO (Russian Government Treasury Bill),
 0.00%, due 04/07/99 .....................        3,300,000*    7/28/98          11.75            20,618      0.11
GKO (Russian Government Treasury Bill),
 0.00%, due 04/21/99 .....................       15,000,000*    7/17/98          12.09            84,819      0.44
                                                                                              ----------     -----
                                                                                              $2,871,213     15.00%
                                                                                              ==========     =====

10. TAXATION INFORMATION (UNAUDITED)
The following tax information represents the designation of various tax benefits relating to the year ended
December 31, 1998:

The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:


  U.S. Treasury ..................................    0.66%
  Federal Home Loan Bank .........................   11.24
  Federal Home Loan Mortgage Corporation .........   10.49
  Federal National Mortgage Association ..........    1.57

The Fund designates $1,835,406, whether taken in shares or cash, as 20% long-term capital gain distributions.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                                                                        July 3, 1996
                                                                                                       (effective SEC
                                                                       Year ended December 31,       registration date)
                                                                    -----------------------------     to December 31,
                                                                         1998            1997              1996**
                                                                    -------------   -------------   -------------------
Net asset value, beginning of period ............................     $  17.50         $ 11.24            $ 12.12
                                                                      --------         -------            -------
Income (loss) from investment operations:
 Net investment income (loss) ...................................         0.15           (0.01)             (0.05)
 Net realized and unrealized gain (loss) on investments .........       (14.70)           7.57              (0.51)
                                                                      --------         -------           --------
Total income (loss) from investment operations ..................       (14.55)           7.56              (0.56)
                                                                      --------         -------           --------
Less distributions:
 Distributions from net investment income .......................        (0.07)              -                  -
 Distributions from net realized gains ..........................        (0.24)          (1.30)             (0.32)
                                                                      --------         -------           --------
Total distributions .............................................        (0.31)          (1.30)             (0.32)
                                                                      --------         -------           --------
Net asset value, end of period ..................................     $   2.64         $ 17.50            $ 11.24
                                                                      ========         =======           ========
Total return ....................................................       (82.99)%         67.50%             (9.01)%*
Ratio to average net assets:
 Expenses, before reimbursement or redemption fee
  proceeds ......................................................         2.64%           2.89%               5.07%*
 Expenses, net of reimbursement or redemption fee
  proceeds ......................................................         1.84%           1.85%               2.65%*
 Net investment income (loss), before reimbursement or
  redemption fee proceeds .......................................         0.57%         (1.14)%             (3.69)%*
 Net investment income (loss) ...................................         1.36%         (0.11)%             (1.27)%*
Portfolio turnover rate .........................................        65.76%          66.84%             115.55%*
Net assets, end of period (000's omitted) .......................      $ 19,147        $137,873            $ 13,846

 * Annualized.

 ** The  Fund's  commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Lexington Troika Dialog Russia Fund, Inc.:

     We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Troika Dialog Russia Fund, Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and for the period from July 3, 1996 (effective SEC registration date) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Troika Dialog Russia Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the years in the two-year period then ended and for the period from July 3, 1996 (effective SEC registration date) to December 31, 1996, in conformity with generally accepted accounting principles.



                                                                   KPMG LLP






New York, New York
February 19, 1999

            ------------------------------------------------------
                               L E X I N G T O N

LEXINGTON
TROIKA DIALOG RUSSIA FUND, INC.


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


SUB-ADVISER
--------------------------------------------------------------------------------
Troika Dialog Asset Management
4 Romanov Pereulok
Moscow, 103009 Russia


DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


            ALL SHAREHOLDER REQUESTS FOR SERVICES OF
            ANY KIND SHOULD BE SENT TO:


            TRANSFER AGENT
          --------------------------------------------------------
            STATE STREET BANK AND
            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, MIssouri 64105


            OR CALL TOLL FREE:
            SERVICE AND SALES: 1-800-526-0056
            24 HOUR ACCOUNT INFORMATION:
            1-800-526-0052
            OUTSIDE U.S. (201) 845-7300
--------------------------------------------------------------------------------

(800) 526-0052


                                   "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                 Price/Yield o Account Balances  o Exchanges o
            Last Transactions o Total Return  o Duplicate Statements
--------------------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Troika Dialog Russia Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.